SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  November 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


                                   333-44159
              Delaware             333-28829          not applicable
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date November 21, 1998.

              Principal    Interest            Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated November 21, 1998.


   National Auto Finance 1998-1 Trust
   Monthly Servicer Certificate
     21-Nov-98

                          Pre-
                 Pre-   Funding              Revol-
     Collect    Funding Reserve   Spread      ving     Cert     Trans-  Master
       Acct      Acct     Acct      Acct      Acct     Acct      feror  Servicer
 1           0        0       0     5971234       0          0        0       0
 2                    0       0       24238       0          0        0       0

 3
 4     3530163        0       0           0       0          0        0       0
 5           0        0       0           0       0          0        0       0
 6       17308        0       0           0       0          0        0       0
 7           0        0       0           0       0          0        0       0
 8       -2102        0       0           0       0          0     2102       0
 9           0        0       0           0       0          0        0       0
10      -17308        0       0      -24238       0          0    41545       0
11    -2464476        0       0           0       0    2464476        0       0
12           0        0       0           0       0          0        0       0

13
14    -1063585        0       0           0       0    1063585        0       0
15           0        0       0           0       0          0        0       0
16           0        0       0           0       0          0        0       0
17           0        0       0           0       0          0        0       0
18           0        0       0      487687       0          0        0       0
19           0        0       0           0       0          0        0       0
20           0        0       0           0       0          0        0       0
21           0        0       0           0       0          0        0       0
22           0        0       0           0       0          0        0       0
23           0        0       0           0       0          0        0       0
24           0        0       0           0       0          0        0       0
25           0        0       0           0       0          0        0       0
26           0        0       0       -9209       0          0        0       0
27           0        0       0           0       0          0        0       0
28           0        0       0           0       0          0        0       0

29           0        0       0           0       0          0        0       0
30           0        0       0           0       0          0        0       0
31           0        0       0           0       0          0        0       0
32          -0        0       0     6449712       0    3528062    43647       0
33           0        0       0           0       0    3528062        0       0

 1 Beginning Account Balances
 2 Interest Income

 3 Collection Account
 4 Lockbox Collections during the Collections Period
 5 Add: Retransfer Amount received in respect of any Retransferred Contracts
 6 Add: Any income and gain from investments of funds in the Collection Account 7 Add: Amounts received from the Transferor, Master Servicer or Subservicer
 8 Less: Late Payment fees collected with respect to the Contracts on Deposit
 9 Less: Supplemental Servicing Fee
10 Less: Any income and gain on investments of deposits in Collection Account 11 Less: Scheduled & Prepay Contract Principal
12 Less: Amounts deposited with respect to Retransferred Contracts

13 Certificate Account
14 Add: Withdrawals from Collection Account
15 Add: Payback from 96-1 Trust
16 Add: Payback from 97-1 Trust
17 Add: Withdrawals from Revolving Account
18 Add: Amounts deposited with respect to the spread requirements
19 Add: Withdrawals from the Pre-Funding Reserve Account
20 Add: Withdrawals from the Spread Account
21 Add: Proceeds of any Contracts or Property
22 Add: Any income and gain on investments of funds in the Cert Acct
23 Add: Amounts received from Certificate Insurer
24 Add: Withdrawals from the Revolving Account or Pre-Funding Account
25 Add: Amount Due to Class A Investors
26 Less: Amendment Expense FSA
27 Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 28 Less: Payments to the Transferor with respect to
         Retransferred Contracts or property
29 Pre-Funding Reserve Account
30 Less: Amount in excess of Required Deposit
31 Less: Amounts Distributed
32 Ending Account Balances
33 Available Amount to Certificate Holders


  National Auto Finance 1998-1 Trust
  Monthly Servicer Certificate
           21-Nov-98
                                                          Cert
                                                        Account       Payment

Available Amount                                         3,528,062            0

Payments on Payment Date
   (i)  Servicing Fee                                     (125,435)     125,435
        NAFI Operating Depository Account
        First Union National Bank, Charlotte, NC
        Acct #2010000259454 - ABA 053000219

   (ii) Trustee, Collateral Agent                           (2,302)       2,302
        and Custodial fees
        Harris Trust and Savings Bank
        (Invoice #40-109088,40-111859)

  (iiia)Class A Interest                                  (335,588)     335,588

  (iiib)Class A Principal                               (2,557,821)   2,557,821

   (iv) Certificate Insurer                                (19,229)      19,229
        Financial Security Assurance
        Morgan Guaranty Trust
        Acct #000-33-345 ABA 021-000-238

   (v)  Collateral Agent (Spread Account)                 (487,687)     487,687
        Harris Trust and Savings Bank

   (va) Cross Collateralization To 96-1                       0.00         0.00

   (vi) [Reserved]                                               0            0

  (vii) Unreimbursed expenses to the Trustee                  0.00         0.00

  (viii)Unreimbursed expenses to the Master Servicer          0.00         0.00

   (ix) Unreimbursed expenses to the Standby Servicer         0.00         0.00

   (x)  Unreimbursed expenses to the Transferor               0.00         0.00

   (xi) Class B Certificate Holders                           0.00         0.00
        National Auto Finance Company, Inc.
        First Union National Bank
        Acct #2010000259454 - ABA 053000219

Pursuant to section 3.17 of the Pooling and Service Agreement dated as of January 15, 1998 among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer, is providing the attached Monthly Statement for the
Collection Period     31-Oct-98


NATIONAL AUTO FINANCE COMPANY, INC.
as Master Servicer


Thomas Costanza       03-Dec-98
Vice President, CFO



National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
  21-Nov-98

                                                      2 Months       1 Month
(A) Portfolio Performance Tests:         Current:      Previous      Previous
                                         (yes/no)      (yes/no)      (yes/no)
Trigger Event  (Yes/No)                    yes           yes           yes

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             7,327,948    77,828,478         9.416%
1 Month Prior:              7,143,784    75,260,784         9.492%
Current:                    5,461,979    72,449,992         7.539%
                                                            8.816%

Maximum Delinquency Ratio                                    8.25%

                                                       Monthly        Annual
Gross Defaulted Contracts                              Default       Default
                           Defaults        ACPB          Rate          Rate
2 Months Prior:             1,191,408    78,824,058         1.511%       18.138%
1 Month Prior:              1,234,041    76,544,631         1.612%       19.346%
Current:                    1,008,362    73,855,388         1.365%       16.384%
                                                            1.496%       17.956%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   18.00%
(iii)  Month 25 through the remainder of the transaction                  14.00%

                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate
2 Months Prior:               367,680    78,824,058         0.466%        5.597%
1 Month Prior:                332,875    76,544,631         0.435%        5.219%
Current:                      346,316    73,855,388         0.469%        5.627%
                                                            0.457%        5.481%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                    8.00%
(iii)  Month 25 through the remainder of the transaction                   6.00%


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
  21-Nov-98

                                                       1 Month       2 Months
(B) Insurance Agreement Event of Defaults              Previous      Previous
                                         Current:      (yes/no)      (yes/no)
Event of Default (Yes/No)                   no            no            no

(1)         Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)         Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             7,327,948    77,828,478         9.416%
1 Month Prior:              7,143,784    75,260,784         9.492%
Current:                    5,461,979    72,449,992         7.539%
                                                            8.816%

                        Maximum Delinquency Ratio           11.00%


(5)         The Default Rate average over the 3 previous Monthly
            Periods exceeds 25% for month 1 through 24,
             and 17% for the remainder of the transaction;


                                                       Monthly        Annual
Defaults                                               Default       Default
                           Defaults        ACPB          Rate          Rate
2 Months Prior:             1,191,408    78,824,058         1.511%       18.138%
1 Month Prior:              1,234,041    76,544,631         1.612%       19.346%
Current:                    1,008,362    73,855,388         1.365%       16.384%
                                                            1.496%       17.956%

Maximum Annualized Default Ratio                                          25.00%
(i)  Month 1 through 24                                                   17.00%
(iii)  Month 25 through the remainder of the transaction


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
  21-Nov-98


(B) Insurance Agreement Event of defaults (Cont.)

(6) The Net Loss Rate averaged over the 3 previous Monthly Periods exceeds 11% for month 1 through 24, and 8% for the remainder of the transaction;


                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate
2 Months Prior:               367,680    78,824,058         0.466%        5.597%
1 Month Prior:                332,875    76,544,631         0.435%        5.219%
Current:                      346,316    73,855,388         0.469%        5.627%
                                                            0.457%        5.481%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                   11.00%
(iii)  Month 25 through the remainder of the transaction                   8.00%


(7)         The Servicer Termination Events listed below:

    (i)     Failure to deposit funds as required under the              no
            Pooling and Servicing Agreement

    (ii)    Failure to deliver the Servicer's Certificate               no

   (iii)    Breach of Servicer covenants                                no

    (iv)    Bankruptcy or insolvency of the Servicer                    no

    (v)     Material breach of representations and warranties           no

    (vi)    Certificate Insurer has not delivered a                     no
            Servicer Extension Notice

   (vii)    Insurance Agreement Event of Default on                     no
            this or other transactions

   (viii)   Claim under the policy                                      no


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                 21-Nov-98


Class A Interest Schedule
     Opening Class A Principal Balance                            68,487,313.28
     Class A Interest Rate                                                 5.88%
     30/360*Class A Interest Rate                                          0.49%
     Current Class A Interest Distribution                           335,587.84
     Prior Class A Interest Arrearage                                      0.00
     Class A Interest Due                                            335,587.84

     Current Class A Interest Arrearage                                    0.00

Class A Principal Schedule

     Opening Class A Principal Balance                            68,487,313.28

     Scheduled Principal                                           1,251,067.11
     Prepayments                                                     685,497.71
     Liquidated Contracts                                            874,227.19
     Less: Principal write-up adjustment
                                                                   2,810,792.01
     Retransfers                                                           0.00
                                                                   2,810,792.01

       Class A Share - 91%                                         2,557,820.73
     Remaining Prefunding Account Balance                                  0.00
     Principal due to Class A                                      2,557,820.73

     Prepayment from Revolving Account                                     0.00
     Prepayment From Pre-Funding Account                                   0.00
     Prior Class A Arrearage                                               0.00

     Class A Principal Due                                         2,557,820.73

     Class A Principal Distribution                                2,557,820.73

     Current Class A Arrearage                                             0.00
     Ending Class A Principal Balance after current Distribution  65,929,492.55

Servicing Fee Schedule

     Beginning Collateral Balance                                 75,260,783.84
     Annual Servicing Rate                                                 2.00%
     Prior Servicing Fee Arrearage                                            0
     Current Servicer Fee                                            125,434.64
     Servicer Fee Due                                                125,434.64
     Servicer Fee Paid                                               125,434.64
     Current Servicing Fee Arrearage                                       0.00


National Auto Finance 1998-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


SEC Reporting and Trustee Fee Schedule

Sec Reporting Fee                                                          0.00
Legal Fees                                                             2,302.37
Prior Trustee Fee Arrearage                                                0.00
Current SEC and Trustee Fee                                                0.00
Trustee Fee Due                                                        2,302.37
Current Trustee Fee Arrearage                                          2,302.37


Certificate Insurer Schedule

Ending Class A Balance                                            65,929,492.55
Insurance Premium                                                         0.350%
Insurance Premium Supplement                                               0.00%
Certificate Insurer Fee                                               19,229.44


Pre-Funding Account

Opening Balance                                                            0.00
Monthly Originations X 91%                                                 0.00
Withdrawal From Pre-Funding Account                                        0.00
Prepayment associated with end of Pre-Funding Period                       0.00
Due to Class A Investors                                                   0.00
Closing Balance                                                            0.00


Revolving Account Schedule

Opening Balance                                                            0.00
Amt Transferred from Collection Account                                    0.00
First Interim Balance                                                      0.00
Withdrawal From Revolving Account                                          0.00
Second Interim Balance                                                     0.00
Amount Transferred to Certificate Account
Prepayment Associated w/ Release from Revolving Acct                       0.00
Ending Balance                                                             0.00


Spread Account

Initial Collateral Balance                                        85,200,000.00
Opening Spread Account Balance                                     5,971,234.26
Less Interest Earned                                                (24,237.76)
Opening Spread Account Balance                                     5,971,234.26
Required Balance Spread Account                                    6,520,499.26
Required Deposit to Spread Account                                   (9,208.73)
Ending Spread Account Balance                                        549,265.00
Remaining Deposit Required                                         6,449,712.06

Cap                                                                6,520,499.26

Floor                                                             65,929,492.55
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
   21-Nov-98


Class A Certificate Factor

                                       Current Class A Balance       65,929,493
                                       Initial Class A Balance       85,200,000

                                       Certificate Factor:         0.7738203351

Aggregate Contract Principal Balance                                 72,449,992

Class A Balance                                                      65,929,493
Less: Prefunding Account                                                      0
 Receivable backed Certificates                                      65,929,493

A Investor Percentage                                                     91.00%
Weighted Average Coupon                                                   19.10%

Weighted Average Maturity                                                 43.90


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
              21-Nov-98


Beginning of Transaction             12/16/97
Payment Date                         11/21/98
Month of Transaction                       11
Period Ended                         10/31/98

Collection Account
Beginning Balance                                                          0.00
Collections during the Collections Period                             3,530,163
Retransfer Amt received in respect of any Retransferred Contracts          0.00
Any income & gain from investments of funds in the Collection Acct    17,307.67
Amts received from the Transferor, Master Servicer or Subservicer          0.00

Late Payment Fees collected w/ respect to the Contracts on Deposit     2,101.92
Supplemental Servicing Fee                                                 0.00
Amounts deposited with respect to  Retransferred Accounts                  0.00
Scheduled Principal                                                   1,251,067
Prepayments                                                          685,497.71
Recoveries                                                           527,911.49

Certificate Account
Amounts received from the Transferor                                       0.00
Amounts received from the Master Servicer or Subservicer                   0.00
Withdrawals from the Pre-Funding Reserve Account                           0.00
Withdrawals from the Spread Account                                        0.00
Proceeds of any Contracts or Property                                      0.00
Any income and gain on investments of funds in the Certificate Acct        0.00
Amounts received from Certificate Insurer (Claims to FSA)                  0.00

Expenses of an Opinion of Counsel                                          0.00
Expenses of Master Servicer or Transferor                                  0.00
Payments to Master servicer of Insurance and Liquidation Proceeds          0.00
Pmts to Transferor w/ respect to Retransferred Contracts or property       0.00

Pre-Funding Reserve Account
Beginning Balance                                                          0.00
Amount in excess of Required Deposit                                       0.00
Interest Income                                                            0.00

Certificate Insurer
Is there a claim on the policy in current month,
or has there ever been a claim?                                              No

Revolving Account
Beginning Balance                                                          0.00
Transfers                                                                  0.00
Over 3.0 Million Principal
Remaining balance due to Investors                                         0.00
Interest Income                                                            0.00

Pre-Funding Account
Beginning Balance                                                          0.00
Interest Income                                                            0.00
Remaining balance due to Investors                                         0.00

Spread Account
Beginning Balance                                                     5,971,234
Interest Income                                                       24,237.76


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
              21-Nov-98


Number of loans currently owned by Trust                                  6,467

Initial Collateral Balance                                           85,200,000

New Originations Transferred to Trust                                      0.00


Initial Certificate Account Balance                                        0.00

Previous Servicing Fee Arrearage                                           0.00

Previous Trustee, Collateral Agent,                                        0.00
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                        0.00

Unreimbursed expenses to the Trustee                                       0.00

Unreimbursed expenses to the Master Servicer                               0.00

Unreimbursed expenses to the Standby Servicer                              0.00

Unreimbursed expenses to the Transferor                                    0.00


Opening Class A Principal Balance                                    85,200,000
Prior Class A Principal Arrearage                                          0.00


                                     Current   1 Month    2 Months    3 Months
                                                 Prior      Prior       Prior
30+ Days Past Due                   3,665,562  4,558,373   4,882,612  5,875,719
60+ Days Past Due                   1,124,681  1,596,490   1,843,153  1,737,253
90+ Days Past Due                     671,736    988,920     602,182    823,675
Delinquent (30+ days past due)      5,461,979  7,143,784   7,327,948  8,436,646

Current Month Repos                   508,477    605,414     596,800    259,555
New over 90 Days                      499,885    628,626     594,608    546,501
Defaults                            1,008,362  1,234,041   1,191,408    806,056

Liquidated Contracts
  Repos > 90 Days                      18,089    290,047     399,611    203,006
  Closed Repo's                       619,187    613,944     203,555    479,268
  Past Due > 120 Days                 201,459          0           0     84,571
  Chapter 13 Bankruptcy                35,493          0           0    102,365
  Net Liquidated Accounts             874,227    903,991     603,166    869,210

Recoveries - net of expenses          527,911    571,116     235,486    310,819

Net Losses                            346,316    332,875     367,680    558,390

ACPB                               72,449,992 75,260,784  77,828,478 79,819,637

                                   6520499.26

Principal Paid

                          01/21/98               570,239
                          02/21/98             1,187,300
                          03/21/98             1,351,552
                          04/21/98             1,748,564
                          05/21/98             1,884,175
                          06/21/98             1,969,574
                          07/21/98             1,484,618
                          08/21/98             2,368,108
                          09/21/98             1,811,954
                          10/21/98             2,336,602

                                              16,712,687




        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Kevin Adams
                           VP/CFO

Dated:        October 31, 1998